EXHIBIT 32.1
CERTIFICATION PURSUANT
TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
I, Manuel D. Medina, hereby certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	The accompanying annual report on Form 10-K for the fiscal year ended March 31, 2006 fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)	The information contained in such report fairly presents, in all material respects, the financial condition and results of operations of Terremark Worldwide, Inc.

Date: June 14, 2006	/s/ Manuel D. Medina
Chairman, President and Chief Executive Officer
(Principal Executive Officer)